EXHIBIT 10.32

AMENDMENT NO. 5 TO MASTER REIMBURSEMENT AGREEMENT

THIS AMENDMENT NO. 5 TO MASTER REIMBURSEMENT AGREEMENT (this “Amendment No. 5”) amends that certain Master Reimbursement Agreement made and entered into as of June 1, 2001, by and among Fannie Mae, Mid-America Apartments, L.P. and Fairways-Columbia, L.P. (as amended, the “Master Reimbursement Agreement”) and is made and entered into as of February 23, 2006 by and among Fannie Mae, Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and Mid-America Apartments of Texas, L.P. (individually and collectively, “Borrower”). All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Master Reimbursement Agreement.

RECITALS

WHEREAS, the Borrower has requested and Fannie Mae has agreed to add an Additional Mortgaged Property to the Collateral Pool;

WHEREAS, Fannie Mae and Borrower desire to amend the Master Reimbursement Agreement to add certain provisions and to add the following Additional Mortgaged Property to the Collateral Pool: St. Augustine Apartments located in the City of Jacksonville, Duval County, Florida (the “2006 Additional Mortgaged Property”);

WHEREAS, Prudential Multifamily Mortgage, Inc., a Delaware corporation (the “Lender”) has agreed to make one or more additional loans to Borrower pursuant to and subject to the terms and conditions of that certain Master Credit Facility Agreement dated as of March 2, 2004 between Borrower and Lender, as assigned by the Lender to Fannie Mae pursuant to the Assignment of Master Credit Facility Agreement and Other Loan Documents dated as of March 2, 2004, and as amended by Amendment No. 1 to Master Credit Facility Agreement dated as of November 17, 2005 (as so amended, the “Credit Agreement” ) among Borrower, Lender and Fannie Mae.

WHEREAS, the obligations of Borrower to Fannie Mae under the Credit Agreement and the related Loan Documents, the Master Reimbursement Agreement and the Reimbursement Security Documents are cross-defaulted and cross-collateralized;

WHEREAS, Fannie Mae and Borrower intend these Recitals to be a material part of this Amendment No. 5.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party agrees constitutes sufficient consideration received at and before the execution hereof, the parties agree as follows:

AGREEMENTS

1.          Section 1.2 is hereby amended by adding the following defined terms:

“2006 Additional Mortgaged Property” means St. Augustine Apartments located in the City of Jacksonville, Duval County, Florida.

2.          Section 1.2 is hereby amended by deleting the definition of “Commitment” in its entirety and replacing such definition with the following definition:

“Commitment” means the aggregate original principal amount of the Bonds. The sum of the Commitment under this Agreement and the “DMBS Loan Commitment” under the Credit Agreement shall not exceed $109,451,000.

3.          Section 1.2 is hereby amended by deleting the definition of “Underwriting Rate” in its entirety and replacing such definition with the following definition:

“Underwriting Rate” means 6.9861% for the Mortgaged Property known as Fairways Apartments, 6.9861% for the Mortgaged Property known as Post House North Apartments, 6.9861% for the Mortgaged Property known as Reflection Pointe Apartments, 6.258% for each of the Four Additional Mortgaged Properties, 6.22% for the Mortgaged Property known as Westbury Creek Apartment, 6.1746% for the Mortgaged Property known as Windridge Apartments, 6.13772% for the Mortgaged Property known as The Park at Hermitage, 6.29552% for the Mortgaged Property known as Travis Station Apartments, 6.26444% for the Mortgaged Property known as Stassney Woods Apartments, 6.185% for the Mortgaged Property known as Runaway Bay Apartments and 6.446% for the Mortgaged Property known as St. Augustine Apartments.

4.          Section 2.2 (Affirmative Covenants) is hereby amended by adding new Sections 2.2(29) and 2.2(30) to read as follows:

2.2(29). Existing Amenities and Leasing Office. The Borrower agrees to maintain and keep on the site of the 2006 Additional Mortgaged Property the leasing office and all amenities currently used in the operation of the Property.

2.2(30). Zoning Compliance. The Borrower will cause the 2006 Additional Mortgage Property and the Adjacent Property (as defined in Section 2.4(16) below) to remain in compliance in all material respects with local zoning laws and regulations.

5.          Section 2.4 (Negative Covenants) is hereby amended by adding a new Section 2.4(16) to read as follows:

2.4(16). Adjacent Property. The parties acknowledge that Mid-America Apartment Communities, Inc. (“MAAC”) owns certain land adjacent to the 2006 Additional Mortgaged Property, as more particularly described on Annex II hereto (the

“Adjacent Property”), and that MAAC is considering constructing additional multifamily residential housing facilities on the Adjacent Property. None of the Adjacent Property nor the additional housing facilities to be constructed thereon will be financed by the Bonds issued to finance the 2006 Additional Mortgaged Property, and the Adjacent Property is not currently a part of the Collateral Pool. The Borrower agrees that:

(a)        For so long as the 2006 Additional Mortgaged Property is part of the Collateral Pool, the Borrower shall not sell or otherwise transfer all or any part of the Adjacent Property to a third party unless (i) the Borrower gives Fannie Mae at least sixty (60) days’ prior written notice of any proposed transfer and (ii) on or prior to the date of any such transfer, the Borrower, if Fannie Mae so directs in writing in its sole and absolute discretion, effects a release of the 2006 Additional Mortgage Property from the Collateral Pool established under this Agreement and the Credit Agreement, including by payment of the Release Price and any associated prepayment premiums, termination fees and all other amounts due under the related Note, the Facility Note and the other Borrower Documents in connection therewith.

(b)        During construction of improvements to the Adjacent Property, the Borrower will not impede access to or undermine the value of the 2006 Additional Mortgaged Property.

(c)        If a default occurs and is continuing under any indebtedness secured by the Adjacent Property (other than indebtedness in favor of Fannie Mae), the Borrower shall give Fannie Mae prompt written notice thereof and, if Fannie Mae so directs in writing in its sole and absolute discretion, Borrower shall effect a release of the 2006 Additional Mortgaged Property from the Collateral Pool established under this Agreement and the Credit Agreement within 30 days of receipt of Fannie Mae’s written direction, including by payment of the Release Price and any associated prepayment premiums, termination fees and all other amounts due under the related Note, the Facility Note and the other Borrower Documents in connection therewith.

6.          The additional provision added to Section 3.13(1) pursuant to Amendment No. 1 is hereby amended by deleting such provision in its entirety and replacing it with the following:

“Notwithstanding that the obligations under each Note and Bond Mortgage relating to the Four Additional Mortgaged Properties, the Two Additional Properties, the 2004 Additional Mortgaged Properties, the 2005 Additional Mortgaged Property and the 2006 Additional Mortgaged Property are not generally personal obligations of the Borrower and notwithstanding that Fannie Mae is a holder of such Notes, each Borrower agrees and acknowledges that the intent of the parties to this Agreement is that each Borrower is and shall remain, except as provided in Section 3.13(2), jointly and severally personally liable to Fannie Mae for the payment and performance of all Obligations throughout the term of this Agreement. Consequently, in the event that Fannie Mae becomes the sole holder of such Notes and Bond Mortgages, by its rights of subrogation or otherwise, any amounts owing to Fannie Mae under such Notes or Bond Mortgages shall be joint and several personal obligations of each Borrower. In addition, it is the intent of the parties that the non-recourse liability of the Borrowers under such Notes shall not in any manner or under any circumstances be interpreted or understood to contradict, undermine, negate or nullify that each Borrower is and shall remain, except as provided in Section 3.13(2), jointly and severally personally liable to Fannie Mae for the payment and performance of all Obligations throughout the term of this Agreement.”

7.          Section 8.1 (Events of Default) is hereby amended by adding a new Section 8.1(q) to read as follows:

“(q)       the failure by the Borrower to perform or observe any covenant set forth in Section 2.4(16).”

8.          Schedules 2, 3, 4, 5 and 9 are hereby amended and restated in their entirety as set forth in Annex 1 attached hereto.

9.          By execution and delivery of this Amendment No. 5 by Fannie Mae, Fannie Mae hereby consents to the addition of the 2006 Additional Mortgaged Property to the Fannie Mae Credit Facility as an Additional Mortgaged Property effective as of February 23, 2006 (the “Effective Date ”).

10.        In connection with the addition of the 2006 Additional Mortgaged Property to the Fannie Mae Credit Facility as an Additional Mortgaged Property, Borrower and Fannie Mae acknowledge and agree as follows in relation to such Additional Mortgaged Property:

(a)        The Facility Fee shall be as follows:

(i)	Credit Enhancement Rate shall be 44.5 basis points per annum.
(ii)	Principal Reserve Fund Rate shall be 15 basis points per annum.
(iii)	Loan Servicer’s Rate shall be 10 basis points.
(iv)	Liquidity Rate shall be 25 basis points.
(v)	Swap Credit Enhancement Rate shall be determined at the time of the purchase of a Swap.

(b)        Standby Fee shall be 15 basis points on any unused capacity of the Fannie Mae Credit Facility and/or the Fannie Mae Credit Facility expansion capacity.

(c)        Substitution Fee shall be 75 basis points.

(d)        Collateral Addition Fee shall be 75 basis points.

(e)        Release Fee shall be $15,000 per Collateral Release Property.

(f)        The Strike Rate shall be 6% for the Tax-Exempt Bonds.

(g)        The Hedge Rate shall be 6% for the Tax-Exempt Bonds.

(h)        The Underwriting Rate shall be 6.446% for the Mortgaged Property known as St. Augustine Apartment.

11.        Fannie Mae hereby waives the requirement of Section 17(a)(5) of the Reimbursement Mortgage and the Conventional Mortgage relating to the Mortgaged Property known as St. Augustine Apartments that Borrower enter into a written contract for management of such Mortgaged Property, provided however, that

(a)        In the event that the Borrower should ever elect to employ an affiliate or third party management company for the management of the Mortgaged Property, the Borrower agrees that (i) the management company and the management agreement to be executed therewith are subject to the prior written approval of Fannie Mae, which approval may be granted or denied in Fannie Mae’s sole and absolute discretion and (ii) any such approved management company shall not receive a management fee greater than 4% of gross collected rents from the Mortgaged Property;

(b)        In the event that the Borrower should ever elect to contract with an affiliate or third party management company for the management of the Mortgaged Property, the Borrower agrees to execute (and to cause any such management company to execute) in favor of Fannie Mae an “Assignment of Management Agreement” on a form approved by Fannie Mae; and

(c)        Borrower acknowledges that Fannie Mae reserves the right, under the Loan Documents, to require independent, professional third party management of the Mortgaged Property if inadequate or at any time after the occurrence of an Event of Default. At any time after an Event of Default shall have occurred, Fannie Mae shall have the right either (i) to direct the Borrower to contract with a third party management company approved by Fannie Mae for the management of the Mortgaged Property or (ii) to assume responsibility for the management of the Mortgaged Property, directly or through its designee. Promptly upon Fannie Mae’s written request after the occurrence of an Event of Default, Borrower shall turn over to Fannie Mae all books and records relating to the Mortgaged Property (copies of which may be retained by Borrower, at Borrower's expense), together with such authorizations and letters of direction addressed to tenants, suppliers, employees, banks and other parties as Fannie Mae may reasonably require. Borrower shall cooperate with Fannie Mae in the transfer of management responsibilities to Fannie Mae or its designee.

12.        This Amendment No. 5 shall be construed, interpreted and enforced in accordance with, and the rights and remedies of the parties hereto shall be governed pursuant to, the provisions of Section 9.3 of the Master Reimbursement Agreement (entitled “Governing Law; Choice of Law; Consent to Jurisdiction; Waivers of Jury Trial”), which provisions are hereby incorporated into this Amendment No. 4 by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

13.        Except as herein expressly modified or amended, all terms and covenants, and provisions of the Master Reimbursement Agreement are hereby ratified and confirmed by the Borrower and Fannie Mae and remain in full force and effect.

14.        The Borrower represents and warrants to Fannie Mae as follows:

(a)        The 2006 Additional Mortgage Property and the Adjacent Property comply in all material respects with local zoning laws and regulations.

(b)        All representations and warranties set forth in the Master Reimbursement Agreement are true and correct as of February 23, 2006.

(c)        There exists no Event of Default or Potential Event of Default as described in the Master Reimbursement Agreement as of February 23, 2006.

15.        This Amendment No. 5 may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be signed, sealed, and delivered by their duly authorized representatives as of the date first above written.

MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership

By:	Mid-America Apartment Communities, Inc., a Tennessee corporation, its sole General Partner

By: __________________________

Al Campbell

Senior Vice President and Treasurer

MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation

By: __________________________

Al Campbell

Senior Vice President and Treasurer

MID-AMERICA APARTMENTS OF TEXAS, L.P., a Texas limited partnership

By:	MAC of Delaware, Inc., a Delaware corporation, its sole General Partner

By: __________________________

John A. Good

Assistant Secretary

S-1

FANNIE MAE

By:_______________________________________________

Name:

Title:

S-2

ANNEX 1

(See attached schedules)

A-1

SCHEDULE 2

BONDS, ISSUERS AND MORTGAGED PROPERTIES

Bonds	Issuer	Mortgaged Property
$5,880,000 City of Flowood, Mississippi Variable Rate Multi-Family Housing Refunding Revenue Bonds, Series 2001 (Reflection Pointe Apartments Project)	City of Flowood, Mississippi	Reflection Pointe Apartments
$7,735,000 South Carolina State Housing Finance and Development Authority Multifamily Rental Housing Revenue Refunding Bonds (Fairway Apartments Project), Series 2001 A	South Carolina State Housing Finance and Development Authority	Fairways Apartments
$3,375,000 The Health, Educational and Housing Facility Board of the City of Jackson Multifamily Housing Revenue Refunding Bonds, Series 2001 (Post House North Apartments)	The Health, Educational and Housing Facility Board of the City of Jackson	Post House North Apartments
$7,000,000 Housing Finance Authority of Volusia County, Florida Multifamily Housing Revenue Refunding Bonds, Series 2002 (The Anatole Apartments)	Housing Finance Authority of Volusia County, Florida	The Anatole Apartments
$5,095,000 The Health, Educational and Housing Facility Board of the City of Jackson Multifamily Housing Revenue Refunding Bonds, Series 2002 (Post House Jackson Apartments)	The Health, Educational and Housing Facility Board of the City of Jackson	Post House Jackson Apartments
$6,805,000 Housing Finance Authority of Marion County, Florida Multifamily Housing Revenue Refunding Bonds, Series 2002 (Paddock Park Apartments)	Housing Finance Authority of Marion County, Florida	Paddock Park Apartments I
$10,800,000 Hampton Redevelopment and Housing Authority Variable Rate Demand Multifamily Housing Revenue Refunding Bonds (Township Apartments Project) Series 1998	Hampton Redevelopment and Housing Authority	Township Apartments

Schedule 2-1

$2,980,000 The Housing Authority of the City of Augusta, Georgia Variable Rate Demand Multifamily Housing Revenue Refunding Bonds, Series 2003A (Westbury Creek Apartments) and $500,000 Taxable Variable Rate Demand Multifamily Housing Revenue Bonds, Series 2003B (Westbury Creek Apartments)

	The Housing Authority of the City of Augusta, Georgia	Westbury Creek Apartments

$4,965,000 The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee Multifamily Housing Revenue Refunding Bonds, Series 2003A (Windridge Apartments) and $500,000 Taxable Multifamily Housing Revenue Refunding Bonds, Series 2003B (Windridge Apartments)

	The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee	Windridge Apartments
$6,645,000 The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County Multifamily Housing Revenue Refunding Bonds, Series 2004 (The Park at Hermitage Project)	The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County	The Park at Hermitage Apartments
$4,050,000 Austin Housing Finance Corporation Multifamily Housing Revenue Refunding Bonds, Series 2004A (Stassney Woods Apartments)	Austin Housing Finance Corporation	Stassney Woods Apartments
$3,585,000 Travis County Housing Finance Corporation Variable Rate Demand Multifamily Housing Revenue Refunding Bonds, Series 2004A (Travis Station Apartments)	Travis County Housing Finance Corporation	Travis Station Apartments
$8,365,000 South Carolina State Housing Finance and Development Authority Variable Rate Demand Multifamily Rental Housing Revenue Refunding Bonds (Runaway Bay Apartments Project) Series 2005	South Carolina State Housing Finance and Development Authority	Runaway Bay Apartments
$13,235,000 Jacksonville Housing Finance Authority Variable Rate Demand Multifamily Housing Revenue Refunding Bonds (St. Augustine Apartments) Series 2006	Jacksonville Housing Finance Authority	St. Augustine Apartments

Schedule 2-2

SCHEDULE 3

FEE COMPONENT AND ONGOING FEES

I. INITIAL MORTGAGED PROPERTIES (Fairways Apartments, Post House North Apartments, and Reflection Pointe Apartments)
TYPE OF FEE[1]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE
(a) South Carolina State Housing Finance and Development Authority (Fairways Apartments)	(i) 0.25% of the principal amount of the Bonds Outstanding or (ii) $8,400	See definition of Issuer’s Fee in Indenture	Annually in monthly installments in advance
(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House North Apartments)	None	Not applicable	Not applicable
(c) City of Flowood, Mississippi (Reflection Pointe Apartments)	None	Not applicable	Not applicable
2. TRUSTEE FEE
(a) South Carolina State Housing Finance and Development Authority (Fairways Apartments)	3.3 basis points	See Section 2.5 of the Financing Agreement	Annually

_________________________

1With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the three Initial Mortgaged Properties.

Schedule 3-1

(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House North Apartments)	6.2 basis points	See Section 2.5 of the Financing Agreement	Annually
(c) City of Flowood, Mississippi (Reflection Pointe Apartments)	4.3 basis points	See Section 2.5 of the Financing Agreement	Annually
3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually , payable quarterly in arrears on each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500 per year	See Section 2.5 of the Financing Agreement	Annually
5. FACILITY FEE		See Section 3.3(1) of Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 3.3(1)(a) of Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 3.3(1)(b) of Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer’s Rate	10 basis points	See Section 3.3(1)(d) of Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-2

(d) Liquidity Rate	12.5 basis points	See Section 3.3(1)(d) of Master Reimbursement Agreement	Payable prior to the 15th of each month
(e) Swap Credit Enhancement Rate	5 basis points for each initial Swap purchased in connection with the Initial Mortgaged Properties and otherwise to be determined at the time of the purchase of a Swap	See Section 3.3(1)(e) of Master Reimbursement Agreement	Payable prior to the 15th of each month

II. ADDITIONAL MORTGAGED PROPERTIES (October 24, 2002 Closing) (The Anatole Apartments, Paddock Park Apartments I, Post House Jackson Apartments, and Township Apartments)
TYPE OF FEE[2]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE
(a) Housing Finance Authority of Volusia County, Florida (The Anatole Apartments)	0.10% of the principal amount of the Bonds Outstanding	See definition of Issuer’s Fee in Indenture	Annually in arrears on each January 15, commencing January 15, 2003
(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House Jackson Apartments)	None	Not applicable	Not applicable

_________________________

2With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the Four Additional Mortgaged Properties.

Schedule 3-3

(c) Housing Finance Authority of Marion County, Florida (Paddock Park Apartments I)	0.20% of the principal amount of the Bonds Outstanding	See definition of Issuer’s Fee in Indenture	Annually in arrears on each October 1 commencing October 1, 2003,
(d) Hampton Redevelopment and Housing Authority (Township Apartments)	None	Not applicable	Not applicable
2. TRUSTEE FEE
(a) Housing Finance Authority of Volusia County, Florida (The Anatole Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
(b) The Health, Educational and Housing Facility Board of the City of Jackson (Post House Jackson Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
(c) Housing Finance Authority of Marion County, Florida (Paddock Park Apartments I)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
(d) Hampton Redevelopment and Housing Authority (Township Apartments)	$3,500	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each April 15 and October 15
3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually

Schedule 3-4

5. FACILITY FEE		See Section 33 of Amendment No. 1 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer’s Rate	10 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(d) Liquidity Rate	12.5 basis points	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-5

(e) Swap Credit Enhancement Rate

13 basis points for the five-year Swap purchased in connection with the Additional Mortgaged Property known as The Anatole Apartments and the five year Swap purchased in connection with the Additional Mortgaged Property known as Township Apartments and otherwise to be determined at the time of the purchase of a Swap

	See Section 33 of Amendment No. 1 to Master Reimbursement Agreement	Payable prior to the 15th of each month

III. ADDITIONAL MORTGAGED PROPERTIES (May 30, 2003 Closing) (Westbury Creek Apartments and Windridge)
TYPE OF FEE[3]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE
(a) The Housing Authority of the City of Augusta, Georgia (The Westbury Creek Apartments)	None	Not applicable	Not applicable
(b) The Health, Educational and Housing Facility Board of the City of Chattanooga, Tennessee (Windridge Apartments)	None	Not applicable	Not applicable
2. TRUSTEE FEE
(a) The Housing Authority of the City of Augusta, Georgia (The Westbury Creek Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15

_________________________

3With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the Two Additional Mortgaged Properties.

Schedule 3-6

(b) The Health Educational and Housing Facility Board of the City of Chattanooga, Tennessee (Windridge Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15
3. REMARKETING AGENT FEE	12 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually
5. FACILITY FEE		See Section 11 of Amendment No. 2 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer’s Rate	10 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-7

(d) Liquidity Rate	12.5 basis points	See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(e) Swap Credit Enhancement Rate

13 basis points for the five-year Swap purchased in connection with the Additional Mortgaged Property known as Windridge Apartments and the five year Swap purchased in connection with the Additional Mortgaged Property known as Westbury Creek and otherwise to be determined at the time of the purchase of a Swap

		See Section 11 of Amendment No. 2 to Master Reimbursement Agreement	Payable prior to the 15th of each month

IV. ADDITIONAL MORTGAGED PROPERTIES (March 2, 2004 Closing) (The Park at Hermitage Apartments, Stassney Woods Apartments and Travis Station Apartments)
TYPE OF FEE[4]	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE

_________________________

4With the exception of the Issuer Fee and Trustee Fee, all indicated fees are the same for each of the 2004 Additional Mortgaged Properties.

Schedule 3-8

(a) The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County (The Park at Hermitage Apartments)	None	Not applicable	Not applicable
(b) Austin Housing Finance Corporation (Stassney Woods Apartments)	The greater of (a) .0003 times the amount of Bonds Outstanding on January 1, (b) 12 times the number of units in the Project, or ©) $1,200 per year	Trust Indenture (definition of “Ordinary Issuer Monitoring Fees and Expenses”)	Annually, prorated and payable on each Interest Payment Date
(c) Travis County Housing Finance Corporation (Travis Station Apartments)	10 basis points	See definition of Issuer Fee in Indenture	Annually, prorated and payable on each Interest Payment Date
2. TRUSTEE FEE
(a) The Industrial Development Board of The Metropolitan Government of Nashville and Davidson County (The Park at Hermitage Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15
(b) Austin Housing Finance Corporation (Stassney Woods Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15
(c) Travis County Housing Finance Corporation (Travis Station Apartments)	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semi-annually payable in advance on each May 15 and November 15

Schedule 3-9

3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually
5. FACILITY FEE		See Section 16 of Amendment No. 4 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 16 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 16 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer’s Rate	10 basis points	See Section 16 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(d) Liquidity Rate	12.5 basis points	See Section 16 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-10

(e) Swap Credit Enhancement Rate

15 basis points for the five-year Swap purchased in connection with the 2004 Additional Mortgaged Properties known as The Park at Hermitage Apartments and Travis Station Apartments and otherwise to be determined at the time of the purchase of a Swap

		See Section 16 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
V. ADDITIONAL MORTGAGED PROPERTY (November 17, 2005Closing) (Runaway Bay Apartments)
TYPE OF FEE	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE (South Carolina State Housing Finance and Development Authority)	$10,400	See definition of Issuer’s Fee in the Indenture	Equal monthly installments
2. TRUSTEE FEE	$4,000	See definition of Trustee’s Annual Fee in Indenture	Semiannually payable in advance on each May 15 and November 15
3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. REBATE ANALYST FEE	$500	See Section 2.5 of the Financing Agreement	Annually

Schedule 3-11

5. FACILITY FEE		See Section 13 of Amendment No. 4 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	57 basis points	See Section 13 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(b) Principal Reserve Fund Rate	15 basis points	See Section 13 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer’s Rate	10 basis points	See Section 13 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(d) Liquidity Rate	12.5 basis points	See Section 13 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-12

(e) Swap Credit Enhancement Rate

17 basis points for the five-year Swap purchased in connection with the 2005 Additional Mortgaged Property known as Runaway Bay Apartments and otherwise to be determined at the time of the purchase of a Swap

		See Section 13 of Amendment No. 4 to Master Reimbursement Agreement	Payable prior to the 15th of each month
VI. ADDITIONAL MORTGAGED PROPERTY (February 23, 2006 Closing) (St. Augustine Apartments)
TYPE OF FEE	FEE	DOCUMENT REFERENCE	TIMING
1. ISSUER FEE (Jacksonville Housing Finance Authority)	20 basis points times the outstanding principal amount of the Bonds	See definition of Issuer’s Fee in the Indenture	Semiannually in arrears on each January 15th and July 15th , commencing July 15, 2006
2. TRUSTEE FEE	$3,000	See definition of Trustee’s Annual Fee in Indenture	Semiannually payable in advance on each January 15 and July 15
3. REMARKETING AGENT FEE	12.5 basis points	See Section 7 of the Remarketing Agreement	Annually, payable quarterly in arrears in each March 1, June 1, September 1 and December 1
4. TENDER AGENT FEE	$1,000	See Definition of Tender Agent Fee in Indenture	Semiannually payable in advance on each January 15 and July 15
5. FACILITY FEE		See Section 10 of Amendment No. 5 to Master Reimbursement Agreement
(a) Credit Enhancement Rate	44.5 basis points	See Section 10 of Amendment No. 5 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-13

(b) Principal Reserve Fund Rate	15 basis points	See Section 10 of Amendment No. 5 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(c) Loan Servicer’s Rate	10 basis points	See Section 10 of Amendment No. 5 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(d) Liquidity Rate	25 basis points	See Section 10 of Amendment No. 5 to Master Reimbursement Agreement	Payable prior to the 15th of each month
(e) Swap Credit Enhancement Rate	To be determined at the time of the purchase of a Swap	See Section 10 of Amendment No. 5 to Master Reimbursement Agreement	Payable prior to the 15th of each month

Schedule 3-14

SCHEDULE 4

MORTGAGED PROPERTIES

INITIAL MORTGAGED PROPERTIES:

PROPERTY NAME	PROPERTY ADDRESS
Fairways Apartments	Columbia, South Carolina
Post House North Apartments	Jackson, Tennessee
Reflection Pointe Apartments	Flowood, Mississippi

ADDITIONAL MORTGAGED PROPERTIES (October 24, 2002 Closing):

PROPERTY NAME	PROPERTY ADDRESS
The Anatole Apartments	Daytona Beach, Florida
Post House Jackson Apartments	Jackson, Tennessee
Paddock Park Apartments I	Ocala, Florida
Township Apartments	Hampton, Virginia

ADDITIONAL MORTGAGED PROPERTIES (May 30, 2003 Closing):

PROPERTY NAME	PROPERTY ADDRESS
Westbury Creek Apartments	Augusta, Georgia
Windridge Apartments	Chattanooga, Tennessee

ADDITIONAL MORTGAGED PROPERTIES (March 2, 2004 Closing):

PROPERTY NAME	PROPERTY ADDRESS
The Park at Hermitage Apartments	Hermitage, Tennessee
Travis Station Apartments	Austin, Texas
Stassney Woods Apartments	Austin, Texas

ADDITIONAL MORTGAGED PROPERTY (November 17, 2005 Closing):

PROPERTY NAME	PROPERTY ADDRESS
Runaway Bay Apartments	Mount Pleasant, South Carolina

ADDITIONAL MORTGAGED PROPERTY (February 23, 2006 Closing):

PROPERTY NAME	PROPERTY ADDRESS
St. Augustine Apartments	Jacksonville, Florida

SUBSTITUTED MORTGAGED PROPERTIES:

PROPERTY NAME	PROPERTY ADDRESS
None

Schedule 4-1

SCHEDULE 5

TERMINATION FEE

Any Termination Fee payable under Section 3.3(4) of the Master Reimbursement Agreement shall be equal to the following percentage of the unpaid principal balance of each Loan being prepaid as indicated below, or, in the case of a substitution of an Alternate Credit Facility for the Credit Enhancement Instrument, the unpaid principal balance of each Loan:

Fairways (Loan Originated June 15, 2001)
First Loan Year	5.904%
Second Loan Year	5.479%
Third Loan Year	5.024%
Fourth Loan Year	4.536%
Fifth Loan Year	4.014%
Sixth Loan Year	3.454%
Seventh Loan Year	2.855%
Eighth Loan Year	2.213%
Ninth Loan Year	1.525%
Tenth Loan Year	0.789%

Post House North (Loan Originated June 15, 2001)
First Loan Year	5.965%
Second Loan Year	5.531%
Third Loan Year	5.067%
Fourth Loan Year	4.571%
Fifth Loan Year	4.041%
Sixth Loan Year	3.475%
Seventh Loan Year	2.869%
Eighth Loan Year	2.222%
Ninth Loan Year	1.530%
Tenth Loan Year	0.791%

Reflection Pointe (Loan Originated June 15, 2001)
First Loan Year	5.970%
Second Loan Year	5.535%
Third Loan Year	5.071%
Fourth Loan Year	4.574%
Fifth Loan Year	4.044%
Sixth Loan Year	3.476%
Seventh Loan Year	2.870%
Eighth Loan Year	2.223%
Ninth Loan Year	1.530%
Tenth Loan Year	0.791%

Schedule 5-1

The Anatole (Loan Originated October 24, 2002)
First Loan Year	6.700%
Second Loan Year	6.200%
Third Loan Year	5.668%
Fourth Loan Year	5.102%
Fifth Loan Year	4.500%
Sixth Loan Year	3.861%
Seventh Loan Year	3.180%
Eighth Loan Year	2.457%
Ninth Loan Year	1.688%
Tenth Loan Year	0.870%

Paddock Park (Loan Originated October 24, 2002)
First Loan Year	5.766%
Second Loan Year	5.335%
Third Loan Year	4.877%
Fourth Loan Year	4.389%
Fifth Loan Year	3.871%
Sixth Loan Year	3.321%
Seventh Loan Year	2.735%
Eighth Loan Year	2.113%
Ninth Loan Year	1.451%
Tenth Loan Year	0.748%

Post House Jackson (Loan Originated October 24, 2002)
First Loan Year	5.815%
Second Loan Year	5.377%
Third Loan Year	4.911%
Fourth Loan Year	4.417%
Fifth Loan Year	3.893%
Sixth Loan Year	3.337%
Seventh Loan Year	2.747%
Eighth Loan Year	2.120%
Ninth Loan Year	1.455%
Tenth Loan Year	0.749%

Township (Loan Originated October 24, 2002)
First Loan Year	6.734%
Second Loan Year	6.228%
Third Loan Year	5.691%
Fourth Loan Year	5.121%
Fifth Loan Year	4.515%
Sixth Loan Year	3.872%
Seventh Loan Year	3.188%
Eighth Loan Year	2.462%
Ninth Loan Year	1.690%
Tenth Loan Year	0.871%

Schedule 5-2

Westbury Creek (Loan Originated May 30, 2003)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.557% 6.068% 5.548% 4.994% 4.406% 3.780% 3.114% 2.406% 1.653% 0.852%

Windridge (Loan Originated May 30, 2003)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.636% 6.139% 5.610% 5.049% 4.452% 3.818% 3.144% 2.429% 1.668% 0.859%

The Park at Hermitage (Loan Originated March 2, 2004)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.910% 6.389% 5.836% 5.250% 4.627% 3.966% 3.264% 2.520% 1.729% 0.890%

Schedule 5-3

Stassney Woods Apartments (Loan Originated March 2, 2004)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	5.779% 5.346% 4.886% 4.397% 3.877% 3.325% 2.738% 2.115% 1.452% 0.748%

Travis Station Apartments (Loan Originated March 2, 2004)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	6.859% 6.346% 5.800% 5.220% 4.604% 3.949% 3.252% 2.512% 1.725% 0.889%

Runaway Bay Apartments (Loan Originated November 17, 2005)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year	7.140% 6.596% 6.019% 5.409% 4.762% 4.077% 3.352% 2.585% 1.772% 0.911%

Schedule 5-4

St. Augustine Apartments (Loan Originated February _, 2006)
First Loan Year Second Loan Year Third Loan Year Fourth Loan Year Fifth Loan Year Sixth Loan Year Seventh Loan Year Eighth Loan Year Ninth Loan Year Tenth Loan Year

SEE PARAGRAPH 11 OF THE NOTE FOR ALL TERMS AND CONDITIONS APPLICABLE TO PREPAYMENT OF THE LOAN. The Borrower may not have the right to prepay the Loan during certain periods. The Borrower may be required to pay more than the principal amount being prepaid, accrued interest and the Termination Fee. Special timing considerations may also apply.

Each Loan Year is a 12 month period ending on the day before an anniversary date of the Loan.

Schedule 5-5

SCHEDULE 9

SCHEDULE OF DEPOSITS TO EACH PRINCIPAL RESERVE FUND

See attached schedules.

Schedule 9-1

Annex II

Property Description for Adjacent Property

Annex II-1